Exhibit 99.1 JELD-WEN Appoints Catherine A. Halligan to Board of Directors Charlotte, N.C., September 7, 2022 -- JELD-WEN Holding, Inc. (NYSE: JELD), a leading global manufacturer of building products, today announced the appointment of Catherine A. Halligan to its board of directors, effective September 5, 2022. Today’s announcement adds a fourth woman to JELD-WEN’s board of directors and expands it to eight members, seven of whom are independent. “Cathy brings extensive board experience and deep expertise in digital transformation, marketing and e- commerce, and we are thrilled to welcome her to the board,” said David Nord, JELD-WEN’s board chair. “Cathy’s strong leadership and background will be a tremendous asset as we strengthen JELD-WEN’s focus on delivering an exceptional customer experience across all channels.” Halligan currently serves on the board of directors of three publicly traded companies: Driven Brands Holdings Inc., Ferguson plc and Ulta Beauty, Inc. Halligan was also a board director for FLIR Systems, Inc. and privately held Wilton Brands. Previously, she served as senior vice president of sales and marketing at PowerReviews and held senior marketing and e-commerce roles at Walmart, including chief marketing officer of Walmart.com. Prior to Walmart, Halligan served in senior-level marketing positions at various companies including Blue Nile, Williams-Sonoma and Gymboree. She earned a bachelor’s degree in finance from Northern Illinois University. ### About JELD-WEN Holding, Inc. Headquartered in Charlotte, N.C., JELD-WEN is a leading global manufacturer of high-performance interior and exterior building products, offering one of the broadest selections of windows, interior and exterior doors, and wall systems. JELD-WEN delivers a differentiated customer experience, providing construction professionals with durable, energy-efficient products and labor-saving services that help them maximize productivity and create beautiful, secure spaces for all to enjoy. The JELD-WEN team is driven by innovation and committed to creating safe, sustainable environments for customers, associates, and local communities. The JELD-WEN family of brands includes JELD-WEN® worldwide; LaCantina™ and VPI™ in North America; Swedoor® and DANA® in Europe; and Corinthian®, Stegbar®, and Breezway® in Australia. Investor Relations Contact: JELD-WEN Holding, Inc. Chris Teachout Director, Investor Relations 704-378-7007 investors@jeldwen.com

Exhibit 99.1 Media Contact: JELD-WEN Holding, Inc. Colleen Penhall Vice President, Corporate Communications 980-322-2681 cpenhall@jeldwen.com Forward-Looking Statements Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements by our board chair and statements regarding our business strategies and ability to execute on our plans, market potential, future financial performance, customer demand, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Risks and uncertainties that could cause actual results to differ materially from such statements, including the factors discussed in our Annual Reports on Form 10-K and our other filings with the Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.